Exhibit 32.2

XSPORT GLOBAL, INC.
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K for the fiscal year ending September 30, 2018, of XSport Global, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	January 30, 2019

By:	/s/ Robert Finigan
Name: Robert Finigan
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)